Exhibit 10.8

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

GPB Debt Holdings II, LLC Plaintiff, v. Icagen, Inc. Defendant.	Index No.: AFFIDAVIT OF CONFESSION OF JUDGMENT

State of New York	)
) ss:
County of NEW YORK	)

Richard Cunningham, being duly sworn, deposes and says:

1.       I am the Chief Executive Officer of Icagen, Inc., a Delaware corporation with its principal place of business located at 4222 Emperor Blvd., Suite 350, Research Triangle Park, Durham North Carolina 27703, the above captioned Defendant (the “Defendant”).

2.       I am duly authorized to make this affidavit for and on behalf of the Defendant.

3.       For purposes of this Confession of Judgment, Defendant irrevocably submits to the jurisdiction and venue of any state or federal court of competent jurisdiction located in any county of New York and authorize entry of the judgment herein in such court.

4.       Defendant hereby confesses judgment, pursuant to CPLR § 3218, in favor of GPB Debt Holdings II, LLC (the “Plaintiff”) and authorizes entry of such judgment by the Plaintiff against the Defendant (“Judgment”) in an amount equal to the sum of (i) Two Million Dollars ($2,000,000) (the “Principal Amount”), (ii) interest at the rate of thirteen (13%) percent per annum on such $2,000,000 Principal Amount, and (iii) all other amounts owed to Plaintiff pursuant to the Note (as defined below), less any subsequent payments or reductions received by the Plaintiff (the “Confessed Amount”).

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5.       This affidavit is for a debt justly due to the Plaintiff from the Defendant arising from the following facts:

a.       Defendant makes this affidavit pursuant to that Securities Purchase Agreement dated as of May 15, 2017, by and among the Defendant, Icagen-T, Inc., a Delaware company and wholly owned subsidiary of Defendant, and the Plaintiff (the “SPA”). A copy of the SPA is attached hereto as Exhibit A.

b.       Pursuant to the SPA, the Defendant sold to Plaintiff, and Plaintiff purchased from the Defendant, a senior secured convertible note of the Company dated May 15, 2017 in the original aggregate principal amount of $2,000,000 due May 15, 2020 a copy of which is attached hereto as Exhibit B (the “Note”).

c.       The SPA further provides that in the event of any event of default under the Note, Defendant consents to the filing and enforcement by Plaintiff of this Affidavit of Confession of Judgment for the Confessed Amount, plus costs, disbursements and reasonable attorneys’ fees in enforcing and collecting against Defendant on said Judgment.

6.       Defendant authorizes Plaintiff or its assignee to enter Judgment upon presenting this affidavit to the Court, along with an affidavit of Plaintiff or its assignee’s counsel attesting that a default under the Note has occurred, that notice of default was provided to Defendant and Defendant has not cured said default in the manner permitted in the Note.

7.       I understand and agree that this affidavit authorizes entry of judgment in this Court under the terms hereof, without further proceedings, notices and/or other action and also authorizes execution against the Defendant pursuant to such judgment, and that such judgment will be entitled to receive full faith and credit under the Constitution of the United States.

8.       This affidavit is not for the purpose of securing Plaintiff against a contingent liability.

9.       This affidavit is not connected with a purchase of commodities and is not prohibited by § 3201 of the New York Civil Practice Law and Rules.

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I declare under penalty of perjury that the foregoing is true and correct.

ICAGEN, INC.

By:	/s/ Richard Cunningham
Name:	Richard Cunningham
Title:	Chief Executive Officer

STATE OF	)
ss.:
COUNTY OF	)

On the       day of May in the year 2017 before me, the undersigned personally appeared _____________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within the instrument and acknowledged to me that he executed the same in his capacity, that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City of Ridgefield, State of Connecticut.

Notary Public

[Seal]

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SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

GPB Debt Holdings II, LLC Plaintiff, v. Icagen-T, Inc. Defendant.	Index No.: AFFIDAVIT OF CONFESSION OF JUDGMENT

State of New York	)
) ss:
County of NEW YORK	)

Richard Cunningham, being duly sworn, deposes and says:

1.       am the Chief Executive Officer of Icagen-T, Inc., a Delaware corporation with its principal place of business located at 2090 E. Innovation Park Drive, Oro Valley, Arizona 85755, the above captioned Defendant (the “Defendant”).

2.       I am duly authorized to make this affidavit for and on behalf of the Defendant.

3.       For purposes of this Confession of Judgment, Defendant irrevocably submits to the jurisdiction and venue of any state or federal court of competent jurisdiction located in any county of New York and authorize entry of the judgment herein in such court.

4.       Defendant hereby confesses judgment, pursuant to CPLR § 3218, in favor of GPB Debt Holdings II, LLC (the “Plaintiff”) and authorizes entry of such judgment by the Plaintiff against the Defendant (“Judgment”) in an amount equal to the sum of (i) Eight Million Dollars ($8,000,000) (the “Principal Amount”), (ii) interest at the rate of thirteen (13%) percent per annum on such $8,000,000 Principal Amount, and (iii) all other amounts owed to Plaintiff pursuant to the Note (as defined below), less any subsequent payments or reductions received by the Plaintiff (the “Confessed Amount”).

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5.       This affidavit is for a debt justly due to the Plaintiff from the Defendant arising from the following facts:

a.       Defendant makes this affidavit pursuant to that Securities Purchase Agreement dated as of May 15, 2017, by and among the Defendant, Icagen, Inc., a Delaware company and the parent entity of the Defendant, the Defendant, and the Plaintiff (the “SPA”). A copy of the SPA is attached hereto as Exhibit A.

b.       Pursuant to the SPA, the Defendant sold to Plaintiff, and Plaintiff purchased from the Defendant, a senior secured convertible note of the Company dated May 15, 2017 in the original aggregate principal amount of $8,000,000 due May 15, 2020 a copy of which is attached hereto as Exhibit B (the “Note”).

c.       The SPA further provides that in the event of any event of default under the Note, Defendant consents to the filing and enforcement by Plaintiff of this Affidavit of Confession of Judgment for the Confessed Amount, plus costs, disbursements and reasonable attorneys’ fees in enforcing and collecting against Defendant on said Judgment.

6.       Defendant authorizes Plaintiff or its assignee to enter Judgment upon presenting this affidavit to the Court, along with an affidavit of Plaintiff or its assignee’s counsel attesting that a default under the Note has occurred, that notice of default was provided to Defendant and Defendant has not cured said default in the manner permitted in the Note.

7.       I understand and agree that this affidavit authorizes entry of judgment in this Court under the terms hereof, without further proceedings, notices and/or other action and also authorizes execution against the Defendant pursuant to such judgment, and that such judgment will be entitled to receive full faith and credit under the Constitution of the United States.

8.       This affidavit is not for the purpose of securing Plaintiff against a contingent liability.

9.       This affidavit is not connected with a purchase of commodities and is not prohibited by § 3201 of the New York Civil Practice Law and Rules.

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I declare under penalty of perjury that the foregoing is true and correct.

ICAGEN-T, INC.

By:	/s/ Richard Cunningham
Name:	Richard Cunningham
Title:	Chief Executive Officer

STATE OF	)
ss.:
COUNTY OF	)

On the       day of May in the year 2017 before me, the undersigned personally appeared _____________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within the instrument and acknowledged to me that he executed the same in his capacity, that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City of Ridgefield, State of Connecticut.

Notary Public

[Seal]

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